EXHIBIT 23.2

Mark Sherman, CPA
316 South Jones Boulevard
Las Vegas, NV 89107

Phone (702) 645-6318 Fax: (702) 645-1604

Email:Markssherman@msn.com

March 8, 2002

I consent to the use of my report dated February 6, 2002, in the Form SB-2, on the financial statements of Commercial Evaluations, Inc., dated December 31, 2001, included herein and to the reference made to me.

                                            Sincerely,



                                            /s/
                                            -----------------------------------
                                                 Mark S. Sherman